CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 14, 1997, which is included in this Form
10-K for the year ended December 31, 1996, into United Capital Corp.'s previously filed Registration Statements, File Numbers 33-28045 and 33-65140.



                                    ARTHUR ANDERSEN LLP


Roseland, New Jersey
March 26, 1997